Leases Sales-Type and Direct Financing Leases (Details) $ in Millions	Dec. 31, 2019 USD ($)
Leases [Abstract]
Lease receivables (a)	$ 7,353	[1]
Unguaranteed residual asset values	741
Unearned income	(939)
Equipment lease financing	$ 7,155

[1]
In certain cases, PNC obtains third-party residual value insurance to reduce its residual risk. The carrying value of residual assets with third-party residual value insurance for at least a portion of the asset value was $.3 billion.